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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 1998


                     Vanderbilt Mortgage and Finance, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Tennessee
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         (State or other jurisdiction of incorporation or organization)


       333-14033-06                                     62-0997810
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(Commission File Number)                      (IRS Employer Identification No.)



                     Vanderbilt Mortgage and Finance, Inc.
                                 500 Alcoa Trail
                               Maryville, TN 37804
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              (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:  423-380-3000

                              4726 Airport Highway
                              Louisville, TN 37777
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          (Former name or former address, if changed since last report)




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Item 5. Other Events

         For each of the following Remittance Dates, The Chase Manhattan Bank, as Trustee, made the monthly distributions to the holders of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997D:

                  Remittance Dates
                  ----------------
                  June 8, 1998          February 9, 1998
                  May 7, 1998           January 7, 1998
                  April 7, 1998         December 8, 1997
                  March 9, 1998

Item 7. Financial Statements and Exhibits

         (c) Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

    Exhibit No.                Description                                 Page
    -----------                -----------                                 ----

       20                      Monthly Reports delivered by                  3
                               the Trustee to Certificateholders in
                               connection with the distributions on the Remittance Dates specified in Item 5 above.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VANDERBILT MORTGAGE AND FINANCE, INC.,
                                         as Servicer

                                         By:    /s/ David R. Jordan
                                                --------------------------------
                                         Name:  David R. Jordan
                                         Title: Vice President and Controller

Dated:   June 8, 1998